VIRTUS FUNDS

AMENDED AND RESTATED
PLAN PURSUANT TO RULE 18f-3
under the INVESTMENT COMPANY ACT OF 1940


INTRODUCTION

      The Purpose of this Plan is to specify the attributes of the classes of shares of the funds of Virtus Funds including the expense allocations, conversion features and exchange features of each class, as required by Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Virtus Funds are comprised of several trusts (each a "Trust" and collectively the "Trusts") which in turn are comprised of a number of funds (each a "Fund" and collectively the "Funds") offering various classes of shares, all of which are listed on the attached Schedule A. In general, shares of each class will have the same rights and obligations except for one or more expense variables (which will result in different yields, dividends and net asset values for the different classes), certain related voting and other rights, exchange privileges, conversion rights and class designation.

GENERAL FEATURES OF THE CLASSES

 	Shares of each class of a Fund of the Trusts shall represent an equal pro rata interest in such Fund and, generally, shall have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (a) each class shall have a different designation; (b) each class shall bear any class expenses; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and (d) each class may have different exchange and/or conversion features.

ALLOCATION OF INCOME AND EXPENSES

i.	General.

	The gross income, realized and unrealized capital gains and losses and expenses (other than Class Expenses, as defined below) of each Fund shall be allocated to each class on the basis of its net asset value relative to the net asset value of the Fund.

ii.	Class Expenses.

	Expenses attributable to a particular class ("Class Expenses") shall be limited to Rule 12b-1, shareholder servicing fees, sub-transfer agency fees, certain transfer agency fees and such other expenses as designated by the Trusts' Treasurer, subject to Board approval and/or ratification. Class Expenses shall be allocated to the class for which they are incurred.

	In the event that a particular Class Expense is no longer reasonably allocable by class or to a particular class, it shall be treated as a Fund expense and in the event a Fund expense becomes allocable as a Class Expense, it shall be so allocated, subject to compliance with Rule 18f-3 and Board approval or ratification.

	The initial determination of expenses that will be allocated as Class Expenses and any subsequent changes thereto as set forth in this Plan shall be reviewed by the Board of Trustees and approved by such Board and by a majority of the Trustees who are not "interested persons" of the Funds, as defined in the 1940 Act ("Independent Trustees").

DESIGNATION OF THE CLASSES AND SPECIFIC FEATURES

	Types of classes of each of the Funds may include: "A Shares", "C Shares", "C1 Shares", "I Shares", "R Shares", "R6 Shares", and "T Shares". To the extent that more than one class is offered by a Fund, each class of such Fund has a different arrangement for shareholder services or distribution or both, as follows:
A SHARES

	A Shares are offered at net asset value plus an initial sales charge as set forth in the then current prospectuses of a Fund. The initial sales charge may be waived or reduced on certain types of purchases as set forth in the Fund's then current prospectus. In certain cases, A Shares are also offered subject to a contingent deferred sales charge (subject to certain reductions or eliminations of the sales charge as described in the applicable prospectus). A Shares of a Fund are also subject to a Rule 12b-1 fee as described in the Fund's prospectus and statement of additional information. A Shares do not have an automatic conversion feature.

C SHARES

	C Shares of a Fund are offered at net asset value without the imposition of an initial sales charge but may be subject to a contingent deferred sales charge. C Shares are also subject to a Rule 12b-1 fee as described in the Fund's prospectus and statement of additional information. C Shares do not have an automatic conversion feature.

C1 SHARES

      C1 Shares of a Fund are offered at net asset value without the imposition of an initial sales charge but may be subject to a contingent deferred sales charge. C1 Shares are also subject to a Rule 12b-1 fee as described in the Fund's prospectus and statement of additional information. C1 Shares do not have an automatic conversion feature.

I SHARES

      I Shares of a Fund are offered at net asset value without the imposition of any sales charge, Rule 12b-1 or shareholder servicing fees. I Shares do not have an automatic conversion feature.

R SHARES

      R Shares of a Fund are offered at net asset value without the imposition of any sales charge. R Shares are also subject to a Rule 12b-1 fee as described in the Fund's prospectus and statement of additional information. R Shares do not have an automatic conversion feature.

R6 SHARES

	R6 Shares of a Fund are offered at net asset value without the imposition of any sales charge, Rule 12b-1 fees, shareholder servicing fees or intermediary sub-transfer agency fees. R6
Shares do not have an automatic conversion feature.




T SHARES

      T Shares are offered at net asset value plus an initial sales charge as set forth in the then current prospectuses of a Fund. All or a portion of the initial sales charge may be waived or reduced on certain types of purchases or for certain intermediaries as set forth in the Fund's then current prospectus. T Shares are also subject to a Rule 12b-1 fee as described in the Fund's prospectus and statement of additional information. T shares do not have an automatic conversion feature.

VOTING RIGHTS

	Each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement. Each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.


EXCHANGE PRIVILEGES

	Shareholders of a class may exchange their shares for shares of another Fund in accordance with Section 11(a) of the 1940 Act, the rules thereunder and the requirements of the applicable prospectuses as follows: Each class of shares of a Fund may be exchanged for the corresponding class of shares of another Fund. Shareholders of C1 Shares of Virtus Multi-Sector Short Term Bond Fund may exchange shares of such class for C Shares in any other Virtus Fund for which exchange privileges are available, at the relative net asset values of the respective shares to be exchanged and with no sales charge, provided the shares to be acquired in the exchange are, as may be necessary, qualified for sale in the shareholder's state of residence and subject to the applicable requirements, if any, as to minimum amount. Shareholders of one class of shares of a Fund may exchange such shares for shares of another class in the same Fund having lower fixed expenses, at the relative net asset values of the respective shares to be exchanged and with no sales charge, provided that: (a) the shares to be acquired in the exchange are, as may be necessary, qualified for sale in the shareholder's state of residence; and (b) such exchange is permitted by the disclosure documents of the Fund. Class T shares are not exchangeable for any other share class.

BOARD REVIEW

	The Board of Trustees shall review this Plan as frequently as it deems necessary. Prior to any material amendments(s) to this Plan (including any proposed amendments to the method of allocating Class Expenses and/or Fund expenses), The Board of Trustees, including a majority of the Independent Trustees, must find that the Plan is in the best interests of each class of shares of the affected Fund(s) individually and the affected Fund(s) as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Board of Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.

Adopted: August 10, 2017





SCHEDULE A
(as of August 10, 2017)


VIRTUS ALTERNATIVE SOLUTIONS TRUST

Virtus Aviva Multi-Strategy Target Return Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Duff & Phelps Select MLP and Energy Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Newfleet Credit Opportunities Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES








VIRTUS ASSET TRUST


Virtus Ceredex Large Cap Value Equity Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Ceredex Mid-Cap Value Equity Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Ceredex Small Cap Value Equity Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Conservative Allocation Strategy Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Growth Allocation Strategy Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Seix Core Bond Fund
A SHARES
I SHARES
R SHARES
R6 SHARES
T SHARES

Virtus Seix Corporate Bond Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Seix Floating Rate High Income Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Seix Georgia Tax-Exempt Bond Fund
A SHARES
I SHARES
T SHARES

Virtus Seix High Grade Municipal Bond Fund
A SHARES
I SHARES
T SHARES

Virtus Seix High Income Fund
A SHARES
I SHARES
R SHARES
R6 SHARES
T SHARES

Virtus Seix High Yield Fund
A SHARES
I SHARES
R SHARES
R6 SHARES
T SHARES

Virtus Seix Investment Grade Tax-Exempt Bond Fund
A SHARES
I SHARES
T SHARES

Virtus Seix Limited Duration Fund
I SHARES
T SHARES

Virtus Seix North Carolina Tax-Exempt Bond Fund
A SHARES
I SHARES
T SHARES

Virtus Seix Short-Term Bond Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Seix Short-Term Municipal Bond Fund
A SHARES
I SHARES
T SHARES

Virtus Seix Total Return Bond Fund
A SHARES
I SHARES
R SHARES
R6 SHARES
T SHARES

Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
I SHARES
R6 SHARES
T SHARES

Virtus Seix U.S. Mortgage Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Seix Ultra-Short Bond Fund
I SHARES
T SHARES

Virtus Seix Virginia Intermediate Municipal Bond Fund
A SHARES
I SHARES
T SHARES

Virtus Silvant Large Cap Growth Stock Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Silvant Small Cap Growth Stock Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus WCM International Equity Fund
A SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Zevenbergen Innovative Growth Stock Fund
A SHARES
I SHARES
T SHARES








VIRTUS EQUITY TRUST


Virtus Contrarian Value Fund
A SHARES
C SHARES
T SHARES

Virtus KAR Capital Growth Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus KAR Global Quality Dividend Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus KAR Mid-Cap Core Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus KAR Mid-Cap Growth Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus KAR Small-Cap Core Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus KAR Small-Cap Growth Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus KAR Small-Cap Value Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Rampart Enhanced Core Equity Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Strategic Allocation Fund
A SHARES
C SHARES
T SHARES

Virtus Tactical Allocation Fund
A SHARES
C SHARES
T SHARES








VIRTUS OPPORTUNITIES TRUST


Virtus Duff & Phelps Global Infrastructure Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Duff & Phelps Global Real Estate Securities Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Duff & Phelps International Equity Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Duff & Phelps International Real Estate Securities Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Duff & Phelps Real Estate Securities Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Herzfeld Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Horizon International Wealth Masters Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Horizon Wealth Masters Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus KAR Emerging Markets Small-Cap Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus KAR International Small-Cap Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Newfleet Bond Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Newfleet CA Tax-Exempt Bond Fund
A SHARES
I SHARES
T SHARES

Virtus Newfleet High Yield Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Newfleet Low Duration Income Fund
A SHARES
C SHARES
I SHARES


T SHARES

Virtus Newfleet Multi-Sector Intermediate Bond Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Newfleet Multi-Sector Short Term Bond Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Newfleet Senior Floating Rate Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Newfleet Tax-Exempt Bond Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Rampart Alternatives Diversifier Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Rampart Equity Trend Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Rampart Global Equity Trend Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Rampart Low Volatility Equity Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Rampart Multi-Asset Trend Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Rampart Sector Trend Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Vontobel Emerging Markets Opportunities Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Vontobel Foreign Opportunities Fund
A SHARES
C SHARES
I SHARES
R6 SHARES
T SHARES

Virtus Vontobel Global Opportunities Fund
A SHARES
C SHARES
I SHARES
T SHARES

Virtus Vontobel Greater European Opportunities Fund
A SHARES
C SHARES
I SHARES
T SHARES








VIRTUS RETIREMENT TRUST


Virtus DFA 2015 Target Date Retirement Income Fund
A SHARES
I SHARES
R6 SHARES
T SHARES

Virtus DFA 2020 Target Date Retirement Income Fund
A SHARES
I SHARES
R6 SHARES
T SHARES

Virtus DFA 2025 Target Date Retirement Income Fund
A SHARES
I SHARES
R6 SHARES
T SHARES

Virtus DFA 2030 Target Date Retirement Income Fund
A SHARES
I SHARES
R6 SHARES
T SHARES

Virtus DFA 2035 Target Date Retirement Income Fund
A SHARES
I SHARES
R6 SHARES
T SHARES

Virtus DFA 2040 Target Date Retirement Income Fund
A SHARES
I SHARES
R6 SHARES
T SHARES

Virtus DFA 2045 Target Date Retirement Income Fund
A SHARES
I SHARES
R6 SHARES
T SHARES

Virtus DFA 2050 Target Date Retirement Income Fund
A SHARES
I SHARES
R6 SHARES
T SHARES

Virtus DFA 2055 Target Date Retirement Income Fund
A SHARES
I SHARES
R6 SHARES
T SHARES

Virtus DFA 2060 Target Date Retirement Income Fund
A SHARES
I SHARES
R6 SHARES
T SHARES




Virtus Multi-Sector Short Term Bond Fund also offers Class C1 Shares.